As filed with the Securities and Exchange Commission on May 31, 2013

1933 Act File No. 333 -______

1940 Act File No. 811-22572

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-2

☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐

PRE-EFFECTIVE AMENDMENT NO. _

☐

POST-EFFECTIVE AMENDMENT NO. _

☐ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑

AMENDMENT NO. 6

THE MULTI-STRATEGY GROWTH & INCOME FUND

Principal Executive Offices

80 Arkay Drive , Hauppauge, NY  11788

1-631-470-2600

Agent for Service

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware  19801

With a Copy to Emile R. Molineaux, Esq. Gemini Compliance Services, LLC 80 Arkay Drive Hauppauge, NY 11788 (631) 470-2616

With a copy to: JoAnn Strasser , Esq. Thompson Hine LLP 41 South High Street, 17th floor Columbus, OH 43215 (614) 469-3265

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑

It is proposed that this filing will become effective (check applicable box):

☐ when declared effective pursuant to section 8(c), or as follows:

☑ immediately upon filing pursuant to paragraph (b) of Rule 486.

☐ on (date) pursuant to paragraph (b) of Rule 486.

☐ 60 days after filing pursuant to paragraph (a) of Rule 486.

☐ on (date) pursuant to paragraph (a) of Rule 486.

PROSPECTUS

Multi-Strategy Growth & Income Fund

Shares of Beneficial Interest
$2,500 minimum purchase for regular accounts

$1,000 minimum purchase for retirement plan accounts

May 31, 2013

The Multi-Strategy Growth & Income Fund (the "Fund") is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.  Pursuant to the Fund's interval fund structure, the Fund will conduct quarterly repurchase offers of no less than 5% and no more than 25% of the Fund's outstanding shares at net asset value ("NAV").  Even though the Fund will make quarterly repurchase offers, investors should consider the Fund's shares illiquid.  Repurchase offers in excess of 5% are made solely at the discretion of the Fund's Board of Trustees and investors should not rely on any expectation of repurchase offers be made in excess of 5%.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a Statement of Additional Information ("SAI") dated May 31, 2013, is incorporated by reference (legally made a part of this prospectus) and has been filed with the Securities and Exchange Commission ("SEC").  The SAI is available upon request and without charge by writing the Fund at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY  11788, or by calling toll-free 1-855-601-3841.  The table of contents of the SAI appears on page 4 2 of this prospectus.  You may request the Fund's SAI, annual and semi-annual reports and other information about the Fund or make shareholder inquiries by calling 1-855-601-3841 or by visiting www.growthandincomefund.com.  The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website at http://www.sec.gov. The address of the SEC's website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective. The Fund's investment objective is to seek returns from capital appreciation and income with an emphasis on income generation.

The Fund invests a substantial portion of its assets in securities of unlisted real estate investment trusts commonly known as "REITs."  These investments are illiquid and expose the Fund to real estate-related risks.

Securities Offered. The Fund engages in a continuous offering of shares. The Fund has registered 18,666,666.66 shares and is authorized as a Delaware statutory trust to issue an unlimited number of shares (6,666,666.66 in 2011 and 12,000,000.00 in 2013).  The Fund is offering to sell, through its principal underwriter, Northern Lights Distributors, LLC (the "Distributor"), under the terms of this prospectus, 18,666,666.66 shares (less shares previously sold) of beneficial interest at NAV, plus any applicable sales load.  Any sales load will be deducted from the proceeds to the Fund.  The NAV as of May 17, 2013 is $ 16.51 per share. The minimum initial investment by a shareholder is $2,500 for regular accounts and $1,000 for retirement plan accounts.  Subsequent investments may be made with at least $100 for regular accounts and $50 for retirement plan accounts.  The Fund is

offering to sell its shares, on a continual basis.   The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will endeavor to sell the shares.   Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account.   During the continuous offering, shares will be sold at the NAV of the Fund next determined plus the applicable sales load.   See "Plan of Distribution."  The Fund's continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the Fund has sold shares in an amount equal to approximately $5 billion.

Price to Public of Additional Shares	NAV (Estimated)	Sales Load	Price to Public (Estimated)	Proceeds to Registrant
12,000,000
Per Share Min	$ 16.51	$0. 00	$ 16.51	$ 16.51
Per Share Max	$16.51	$0.96	$17.47	$16.51
Total Minimum	$198,120,000.00	$0.00	$198,120,000.00	$198,120,000.00
Total Maximum	$198,120,000.00	$11,530,793.65	$209,650,793.65	$198,120,000.00

The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.  There currently is no secondary market for the Fund's shares and the Fund expects that no secondary market will develop.  Investing in the Fund's shares involves risks. See "Risk Factors" below in this prospectus.

Investment Adviser

RJL Capital Management, LLC (the "Adviser")

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading "Risk Factors."

The Fund.  The Multi-Strategy Growth & Income Fund is a continuously offered, non-diversified, closed-end management investment company.  See "The Fund."   The Fund is an interval fund that will offer to make quarterly repurchases of shares at NAV.  See "Quarterly Repurchases of Shares."

Investment Objective and Policies.  The Fund's investment objective is to seek returns from capital appreciation and income with an emphasis on income generation.  The Fund pursues its investment objective by investing primarily in the income-producing securities: (1) real estate investment trusts ("REITs"), (2) alternative investment funds ("AIFs"), (3) master limited partnerships ("MLPs"),4) common and preferred stocks and (5) structured notes, notes, bonds and asset-backed securities.  The Fund also executes investments in the preceding types of securities through index-linked or actively managed exchange-traded funds ("ETFs"), mutual funds and closed-end funds (collectively "Underlying Funds").  The Fund defines AIFs as limited partnerships and limited liability companies that pursue investment strategies linked to real estate, small businesses or other investments that serve as alternatives to traditional stocks and bonds.  In general, the Fund defines an alternative strategy as one that is different from seeking returns from buying and holding traditional stocks and bonds.  However, the Fund does not invest in securities of funds commonly known as hedge funds, which are typically privately placed with investors without registration with the SEC, employ leverage and hedging strategies as well as pay their managers performance fees on gains.  The Fund invests in securities of issuers without restriction as to market capitalization.  The majority of the Fund's investments will be in private placements or other investments that are not publicly traded, or are traded in over-the-counter markets that have less liquidity than exchange-traded securities.  Consequently, the majority of the Fund's investments are illiquid.   The Fund’s Adviser employs a sub-adviser that focuses on selection of dividend-paying common stocks, preferred stocks and MLPs.  The sub-adviser is paid by the Adviser on only the portion of Fund assets allocated to the sub-adviser, which is expected to range between 10% to 50%.

The Fund concentrates investments in the REIT industry because, under normal circumstances, it invests over 25% of its net assets in REIT industry securities.  This policy is fundamental and may not be changed without shareholder approval.  The Fund may employ leverage, including borrowing from banks in an amount up to 33-1/3% of the Fund's assets (defined as net assets plus borrowing for investment purposes).  Leverage is primarily used to increase the size of the Fund's portfolio of securities.  However, the Fund will not leverage by issuing debt or preferred shares during the next 12 months of operations.  See "Investment Objective, Policies and Strategies."  The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading "Investment Objective and Policies."

REITS.  Under normal circumstances, the Fund will invest more than 25% of its net assets in REIT securities.  This real estate industry securities policy is fundamental and may not be changed without shareholder approval.  The REITs in which the Fund invests may be focused in various sectors of the commercial real estate market consisting of the office, retail, multifamily, hotel, healthcare and self-storage sectors.  The value of retail properties are affected by shifts in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

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Alternative Investment Funds.  The managers of AIFs employ a variety of "alternative" investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low correlation to the broad equity and fixed-income markets.  AIFs selected by the Adviser include real estate property funds and business development companies ("BDCs"), each of which may pay performance-based fees to their managers.  Securities of real estate property funds are typically privately placed and are not traded on an exchange.  A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities.  BDCs usually trade at a discount to their net asset value because the invest in unlisted securities and have limited access to capital markets.  In selecting AIFs, the Adviser assesses the likely risks and returns of the different alternative investment strategies utilized by the AIFs, and evaluates the potential correlation among the AIF investment strategies under consideration. The Adviser generally seeks to invest in AIFs whose expected risk-adjusted returns are determined to be attractive and likely to have low correlations among each other or with the broad equity and fixed-income markets.

Master Limited Partnerships.  The Fund's Adviser employs a sub-adviser to select MLPs that the sub-adviser believes have the potential for strong future total returns.  An MLP is a publicly traded or privately offered limited partnership or limited liability company.  MLPs are typically engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products.  An investment in MLP units differs from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.  The sub-adviser considers a variety of factors, including but not limited to, market capitalization, liquidity, growth, credit rating, source of qualifying income, business focus, and structure when selecting MLPs.

Common and Preferred Stocks.  The Fund's Adviser employs a sub-adviser to select dividend-paying common and preferred stocks that the sub-adviser believes have the potential for strong future total returns.  The sub-adviser also considers the sustainability and growth of a company's dividend.  The sub-adviser reviews company-specific factors consisting of dividend yield, historical dividend growth and return on capital.

Structured Notes.  A structured note is a debt security making interest and/or principal payments determined by a formula tied to the movement of an interest rate, stock index, commodity, or currency (each a "reference index").  For example, a structured note may use a reference index, such as the S&P 500, to determine the amount of the interest payment.  The Adviser selects structured notes of any maturity issued by entities it believes to be creditworthy.  The Adviser uses structured notes as a substitute for the reference index to which payments are linked.

Debt Securities.  Debt securities are notes, bonds and asset-backed securities ("ABS").  ABS represent interests in pools of loans, leases or receivables originated by private lenders, some of which may be government approved, or affiliated lenders.  Typically, an asset-backed security is issued by a special purpose vehicle ("SPV"), such as a business trust or limited liability company, whose value and income payments are derived from and collateralized (i.e. backed) by a specified pool of underlying assets.  The Fund invests without limit in fixed rate or floating rate debt instruments of any maturity that the Adviser believes are creditworthy (interest and principal will be paid on schedule) or have acceptable recovery value in the event of default (through restructuring in or outside of bankruptcy) regardless of rating, if any, including lower-quality debt securities commonly

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known as "high yield" or "junk" bonds.  The Adviser employs measurers consisting of debt-to-assets, debt service coverage ratio and asset liquidation value to assess credit quality.  Junk bonds are generally rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P").  However, the Fund does not invest in debt instruments that are in default.  The Adviser selects debt securities based upon their expected yield when compared to a peer group with similar maturity and credit quality.

Underlying Funds.  The Fund also invests in index-linked or actively managed ETFs, mutual funds and closed-end funds that each invest primarily in REITs, AIFs, common and preferred stocks, structured notes or other types of debt securities when the Fund's Adviser believes Underlying Funds offer more efficient execution of the Fund's strategy, such as when ample individual investments are not readily available.

Investment Strategy.  The Adviser evaluates securities based primarily on expected income and secondarily on potential capital growth.  The Adviser intends to allocate the Fund's assets among securities that, in the view of the Adviser, represent attractive capital growth or income-producing investment opportunities. In selecting securities for investment, the Adviser assesses the likely risks and returns of the different alternative investment strategies and evaluates the potential correlation among the investment strategies under consideration.  The Adviser generally seeks to invest in securities whose expected risk-adjusted returns are determined to be attractive and are likely to have low correlations among each other or with the broad equity and fixed-income markets.  The Adviser will seek to allocate the Fund's assets so that the Fund may benefit from the performance of various real estate, alternative assets, common and preferred stock, or debt sectors.  The Adviser employs a regimen of quantitative and qualitative criteria to arrive at a universe of investments which are considered to be "best-of-breed."  The Adviser sells a marketable security if a price target is reached, an issuer's fundamentals deteriorate, or a more attractive investment opportunity is identified.  The Adviser expects to hold non-marketable securities to maturity or until the issuer undergoes a liquidity-creating event, such as an initial public offering or partial or full liquidation.   The Fund’s Adviser employs a sub-adviser that focuses on selection of dividend-paying common stocks, preferred stocks and MLPs.  When the sub-adviser believes market conditions are unfavorable, it may temporarily invest a portion of Fund assets in ETFs linked to stock market volatility or inversely linked to a stock market index to reduce investment risk.  The sub-adviser is paid by the Adviser on only the portion of Fund assets allocated to the sub-adviser, which is expected to range between 10% to 50%.

Investment Adviser and Fee.  RJL Capital Management, LLC, the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.   The Adviser was established in June 2011 for the purpose of providing investment management services to institutional investors such as the Fund.   The Adviser is entitled to receive a monthly fee at the annual rate of 0.75% of the Fund's daily net assets.  The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund's average daily net assets (the "Expense Limitation").   In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) any reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) any reimbursement may not be made if it would cause the Expense Limitation to be exceeded.   The Expense Limitation Agreement will remain in effect at least until June 30, 2014, unless and until the Board approves its modification

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or termination.  The Expense Limitation Agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser.  After June 30, 2014, the Expense Limitation Agreement may be renewed at the Adviser's and Board's discretion.  See "Management of the Fund."

Sub-Adviser.  First Allied Asset Management, Inc., the sub-adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.   The sub-adviser was formed in 2006 and provides investment management services to institutions, such as other investment advisers and the Fund.  The sub-adviser is paid by the Adviser on only the portion of Fund assets allocated to the sub-adviser.  The Fund does not pay the sub-adviser.

Administrator, Accounting Agent and Transfer Agent.  Gemini Fund Services, LLC ("GFS") will serve as the administrator, accounting agent and transfer agent of the Fund.   See "Management of the Fund."

Closed-End Fund Structure.  Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder.   Rather, closed-end fund shares typically trade in the secondary market via a stock exchange.  Unlike many closed-end funds, however, the Fund's shares will not be listed on a stock exchange.  Instead, the Fund will provide very limited liquidity to shareholders by offering to repurchase a limited amount of shares quarterly, which is discussed in more detail below.  The Fund, similar to a mutual fund, is subject to continuous asset in-flows (purchases), although not subject to continuous out-flows (redemptions).

Investor Suitability.  An investment in the Fund involves a considerable amount of risk.   It is possible that you will lose money.  An investment in the Fund is suitable only for investors who can bear the risks associated with the illiquidity of the Fund's shares and should be viewed as a long-term investment.  Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares.  The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the shares outstanding.  There is no guarantee, and it is unlikely, that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund's shares.  Very limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.   The Fund maintains liquid securities, cash or access to a bank line of credit in amounts sufficient to meet quarterly redemption requirements.  See "Quarterly Repurchases of Shares."

Summary of Risks.   Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment.   Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund's shares.  See "Risk Factors."

Alternative Investment Funds Risk.  AIFs are subject to management and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in AIFs and also may be higher than other funds that invest directly in stocks and bonds.  Each AIF is subject to specific risks, depending on the nature of its investment strategy.

Common and Preferred Stock Risk.   Equity markets can be volatile.   In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to

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changing economic, political or market conditions.  P referred stock prices generally decline when interest rates rise.

Credit Risk.  Issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund.  In addition, the credit quality of securities held may be lowered if an issuer's financial condition changes.

Fixed Income Risk.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.

High Yield Risk.  Lower-quality debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.  Additionally, high yield issuers may seek bankruptcy protection which will delay resolution of bond holder claims and may eliminate or materially reduce liquidity.  The Adviser's assessment of an issuer's credit quality may prove incorrect and the Fund could suffer losses.

Issuer and Non-Diversification Risk.  The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's properties and services.  Because the Fund is non-diversified, it may invest more than 5% of its total assets in the securities of one of more issuers.  As a result, the performance of the Fund's shares may be more sensitive to any single economic, business, political or regulatory occurrence than are the shares of a diversified investment company.

Leveraging Risk. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

Liquidity Risk.  There currently is no secondary market for the Fund's shares and the Fund expects that no secondary market will develop.  Very limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers.  There is no guarantee, and it is unlikely, that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund's investments also are subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices.

Management Risk.  The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset class and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.  The Adviser's judgment about the sub-adviser's investment selection skills may also prove incorrect.  The sub-adviser's judgments about securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk.  An investment in the Fund's shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

MLP Risk.  Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow

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risks, dilution risks and risks related to the general partner's limited call right.  MLPs, typically, do not pay U.S. federal income tax at the partnership level.  Instead, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses.  A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.

Medium and Small Capitalization Company Risk.  Compared to investment companies that focus only on large capitalization companies, the Fund's NAV may be more volatile because it also invests in medium and small capitalization companies. Compared to larger companies, medium and small capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to larger companies, the securities of small and medium capitalization companies are more likely to be harder to sell.

REIT Concentration Risk.  The Fund will not invest in real estate directly, but because the Fund will concentrate its investments in securities of REITs, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.  The value of REITs is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.  If a court were to disregard the limited liability legal structure of a REIT, the Fund could be liable for a portion of claims in excess of that REIT's assets, such as claims arising from environmental problems.

Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities.  The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV.

Structured Note Risk.  The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note; interest rates, commodity, currency or relevant index market volatility; changes in the issuer's credit quality rating; and economic, legal, political or geographic events that affect the reference index.  In addition, there may be a lag between a change in the value of the reference index and the value of the structured note.  The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Underlying Funds Risk.  ETFs, mutual funds and closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs, mutual funds and closed-end funds and may be higher than other mutual funds that invest directly in stocks and bonds.  The index-linked ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF and closed-end fund shares may differ from their net asset value.   Inverse ETFs will limit the Fund’s participation in market gains.   Underlying Funds are subject to specific risks, depending on the nature of the fund.

U.S. Federal Income Tax Matters.   The Fund intends to continue to be treated as and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code.   In order for the Fund to qualify as a regulated investment company, it must meet income and asset

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diversification tests each year.   If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions.   The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year.   The Fund anticipates meeting these distribution requirements.  See "U.S. Federal Income Tax Matters."

Dividend Reinvestment Policy.   Unless a shareholder elects otherwise, the shareholder's distributions will be reinvested in additional shares under the Fund's dividend reinvestment policy.   Shareholders who elect not to participate in the Fund's dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee).   See "Dividend Reinvestment Policy."

Custodian.   Union Bank, N.A. ("Union Bank") serves as the Fund's custodian. See "Management of the Fund."

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FUND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)		5.50%
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees		0.75%
Other Expenses		1.86%
Shareholder Servicing Expenses	0.25%
Remaining Other Expenses	1.61%
Acquired Fund Fees and Expenses [1]		0.69%
Total Annual Expenses		3.30%
Fee Waiver and Reimbursement [2]		-0.86%
Total Annual Expenses After Fee Waiver and Reimbursement		2.44%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, but does not include REIT and real estate fund expenses.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements, when issued, include only the direct operating expenses incurred by the Fund.

2 The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund's average daily net assets through at least June 30, 2014 (the Expense Limitation). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect as described above unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser.  See "Management of the Fund."

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in "Purchase Terms" starting on page 38 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$ 78	$ 143	$ 211	$ 389

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee.  However, if shareholders request that repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by GFS, currently $15.  The Fund also pays offering costs in connection with the registration of 12,000,000 additional shares ($27,280 in 2013 as of the date of this prospectus), which is subject to the 1.75% per annum limitation on expenses.  Offering expenses are amortized over twelve months of the Fund's operations.  The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly.   The example should not be considered a representation of actual future expenses.  Actual expenses may be higher or lower than those shown.

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The Fund and Adviser have requested or will request that the Securities and Exchange Commission grant an order that allows the Fund to charge an early redemption fee of 2% to shareholders electing have their shares repurchased within 1 year of purchase.  However, there is no guarantee that such an order will be issued.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance.  Beginning with the fiscal year ending in 2013, the Fund’s fiscal year end was changed from January 31 to February 28.  Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s 2013 Annual Report. To request the Fund’s 2013 Annual Report, please call 1-855-601-3841.

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.
Since Inception*
Through
February 28, 2013

Net Asset Value, Beginning of Period	$15.00
Increase From Operations:
Net investment income (a)	0.32
Net gain from investments
(both realized and unrealized)	0.77
Total from operations	1.09
Less Distributions:
From net investment income	(0.36)
Total Distributions	(0.36)

Net Asset Value, End of Period	$15.73

Total Return (b)	7.34%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$46,888
Ratio to average net assets:
Expenses, Gross (c)	2.61%
Expenses, Net of Reimbursement (c)	1.75%
Net investment income, Net of Reimbursement (c)	2.19%
Portfolio turnover rate (d)	108%
Average commission rate paid	$0.04
__________
*The Fund commenced operations on March 16, 2012.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c) Annualized for periods less than one year.
(d) Not annualized.

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THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized as a Delaware statutory trust on June 3, 2011.  The Fund's principal office is located at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY  11788, and its telephone number is 1-631-470-2600.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares, after payment of the sales load, will be invested in accordance with the Fund's investment objective and policies (as stated below) as soon as practicable after receipt.   Pending investment of the net proceeds in accordance with the Fund's investment objective and policies, the Fund will invest in money market or short-term fixed-income mutual funds.   Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund's assets would earn interest income at a modest rate.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

The Fund's investment objective is to seek returns from capital appreciation and income with an emphasis on income generation.  The Fund pursues its investment objective by investing primarily in the income-producing securities: (1) real estate investment trusts ("REITs"), (2) alternative investment funds ("AIFs"), (3) master limited partnerships ("MLPs"), (4) common and preferred stocks and (5) structured notes, notes, bonds and asset-backed securities.  The Fund defines AIFs as limited partnerships and limited liability companies that pursue investment strategies linked to real estate, small businesses or other investments that serve as alternatives to traditional stocks and bonds.  However, the Fund does not invest in securities of funds commonly known as hedge funds, which are typically privately placed with investors without registration with the SEC, employ leverage and hedging strategies as well as pay their managers performance fees on gains.  The Fund invests in securities of issuers without restriction as to market capitalization. The majority of the Fund's investments will be purchased in private placements and are not publicly traded or are traded in over-the-counter markets that have less liquidity than exchange-traded securities. Consequently, the majority of the Fund's investments are illiquid.

The Fund concentrates investments in the real estate industry because, under normal circumstances, it invests over 25% of its net assets in securities of real estate industry entities, such as REITs or other real estate industry issuers.  This policy is fundamental and may not be changed without shareholder approval.  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.  The Statement of Additional Information contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental investment policies of the Fund under the heading "Investment Objective and Policies."

The Fund may employ leverage, including borrowing from banks in an amount of up to 33-1/3% of the Fund's assets (defined as net assets plus borrowing for investment purposes).  Leverage is primarily used to increase the size of the Fund's portfolio of securities.  The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage

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requirement of the Investment Company Act of 1940, as amended (the "1940 Act").  The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity.  The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs.  This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

Investment Strategy and Criteria Used in Selecting Investments

The Adviser will use both a quantitative screening process and a qualitative selection process when selecting securities for investment by the Fund in connection with its strategy.  No assurance can be given that any or all investment strategies, or the Fund's investment program, will be successful.  The Adviser utilizes a clearly defined philosophy which provides a disciplined investment strategy.   When determining an asset allocation, the Adviser typically reviews the last ten years (if available) of market data history, which the Adviser regards as the most relevant for market forecasting purposes.  The Adviser may strategically rebalance its asset allocation according to the current market conditions, but will remain true to its fundamental analysis with respect to real estate asset class and sector risk over time.  The Adviser manages investments over a long-term time horizon, while being mindful of the historical context of the markets.   The Adviser employs a regimen of quantitative and qualitative criteria to arrive at a universe of investments which are considered to be "best-of-breed."  The Adviser primarily selects securities with the highest expected income from a sector peer group of issuers with similar market capitalization and/or credit quality.  Secondarily, the Adviser considers potential for capital appreciation.  When constructing the Fund's portfolio, the Adviser selects securities from sectors that it believes have relatively low volatility and will not be highly correlated to each other or to the equity or fixed income markets, generally.  The Adviser considers low to moderate correlation or volatility strategies to be those which are expected to have 75% or less of the volatility of, or correlation to, the relevant market or index.

REITs

There are three main vehicles used to execute REIT-related investments:

•

Non-Listed REITs:  This investment vehicle will be used to generate current income without the volatility of other types of real estate securities.  Investment criteria will include evaluating the strength of the sponsor and management.   From an operations perspective, the Adviser will focus on the attractiveness of the specific property type; stability of income; distribution yield and distribution coverage from operations.  From a financing perspective, the Adviser will focus on availability of debt and equity financing and target leverage levels.   Finally, the Adviser will focus on a value-add liquidity event following the close of the offering.

•

Listed (Traded) REIT Equities:  Investment criteria on a macro level will include: relative attractiveness of REITs to the broader stock market, the impact of the debt capital markets on REIT equities, the supply and demand for commercial real estate overall, and the supply and demand for specific property types.  On a micro level, the Adviser will focus on: the attractiveness of a specific property type, quality and historic success of management, relative value price-to-earnings or price-to-cash flow or funds-from-operations multiple analysis on a REIT equity within a sector, whether a REIT equity is trading at a premium or discount to its net asset value (NAV), and both internal (e.g. same store growth) and external (e.g. acquisitions and development) growth prospects to drive total earnings growth.

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•

REIT Debt:  This investment vehicle will look at both current income opportunities and the ability to acquire debt or preferred stock (which the Fund defines to be a form of debt with respect to REITs) at a discount to face value.  This vehicle could include, but is not limited to, secured property level debt, unsecured notes, unsecured notes and preferred equity convertible into common equity and preferred equity.  Preferred equity issued by a REIT historically trades at a higher yield and has a lower risk profile than its common equity, but also has a lower capital gain potential unless it trades at a discount to par.  This portion of the Adviser's debt strategy will focus on quality of management, sustainability of the business model, coverage of the common dividend and liquidity of the instrument.

AIFs

AIFs selected by the Adviser include real estate property funds and business development companies ("BDCs"), each of which may pay performance-based fees to their managers.  Securities of real estate property funds are typically privately placed and are not traded on an exchange.  A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities.  BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets.  The Adviser generally seeks to invest in AIFs whose expected risk-adjusted returns are determined to be attractive and likely to have low correlations among each other or with the broad equity and fixed-income markets.  The Adviser will use both a quantitative screening process and a qualitative selection process when selecting AIF securities for investment by the Fund in conjunction with its AIF strategy.  To analyze AIFs, the Adviser relies on both proprietary research and research provided by third parties.  The Adviser reviews each AIF's management team, operations staff, past performance, philosophy, current holdings and investment process.  Once an investment is made, the new AIF is re-evaluated and tracked on a monthly or quarterly basis. An AIF may be liquidated based on manager drift in style, underperformance, change in management team, deviation from risk management discipline and change in the AIF's investment opportunity set or strategy, or any other factor that the Adviser feels will impact future performance.  When using Underlying Funds to execute the Fund's AIF strategy, the Adviser will consider each Underlying Fund's expenses and quality of management in addition to analyzing the AIF securities held by the Underlying Fund.

Master Limited Partnerships

An MLP is a publicly traded or privately offered limited partnership or limited liability company.  MLPs are typically engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products.  An investment in MLP units differ from an investment in the securities of a corporation.  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.  As a partnership, an MLP has no tax liability at the entity level.  If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such an MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax

12

purposes would result in a reduction in the after-tax return to investors, as compared to an MLP that is not taxed as a corporation, likely causing a reduction in the value of Fund shares.  In constructing the model, the sub-adviser will consider a variety of factors, including but not limited to, market capitalization, liquidity, growth, credit rating, source of qualifying income, business focus, and structure of the MLPs.  The sub-adviser may also further evaluate MLP investments on potential tax liabilities, trading costs, cash requirements and other factors, including the relative valuation of related MLP or other competing investments.

Common and Preferred Stocks

Stocks are selected by the sub-adviser using a proprietary stock selection model that ranks all dividend-payers using specific fundamental characteristics that the sub-adviser believes are predictive of strong future total returns, dividend sustainability and dividend growth.  These characteristics include the ability-to-pay ratio, dividend payout ratio, dividend yield, historical sales and dividend growth, cash flow conversion ratio, earnings momentum and return on capital.  In addition, the sub-adviser eliminates stocks that violate specific ability-to-pay, payout ratio, and dividend yield thresholds that vary by sector.

Structured Notes

Structured Notes are selected by the Adviser to generate interest income and as an economic substitute for the reference index, currency or commodity to which the structured note payments are linked.  The Adviser also may use structured notes to meet specific investment or diversification goals that cannot be met from the standardized financial instruments available in the markets.   Structured products can be used as an alternative to a direct investment, as part of the asset allocation process to reduce risk exposure of the Fund's portfolio or to capitalize on a current market trend.   The Adviser selects structures notes of any maturity issued by an entity that the Adviser considers creditworthy.

Debt Securities

Other debt securities are selected by the Adviser to generate interest income and diversify the Fund's portfolio returns against equity market risks.  The Fund invests without limit in fixed rate or floating rate debt instruments of any maturity that the Adviser believes are creditworthy or have acceptable recovery value in the event of default (through restructuring in or outside of bankruptcy) regardless of rating, including lower-quality debt securities commonly known as "high yield" or "junk" bonds.  The Adviser employs measurers consisting of debt-to-assets, debt service coverage ratio and asset liquidation value to assess credit quality.  The Adviser selects ABS when it believes these securities offer higher yield or better prospects for capital preservation or appreciation than competing investments in traditional debt instruments.

Underlying Funds

The Adviser will invest in Underlying Funds when it wishes the Fund to have representation in a certain sector or security type, but cannot find sufficient or suitable individual securities that meet its investment criteria.  The Adviser ranks Underlying Funds on relative expenses, past performance and strategy fit for the Fund.  In general, the Adviser selects Underlying Funds that it believes offer more efficient execution of the Fund's strategy, such as when ample individual investments are not readily available or the available investments do not meet the selection criteria of the Adviser, the Adviser may seek to invest in an Underlying Fund in order to gain indirect exposure to a particular sector or class of securities.

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Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund's principal investment strategy in attempting to respond to adverse market, economic, political or other conditions.   During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities.   In these and in other cases, the Fund may not achieve its investment objective.  The Adviser may invest the Fund's cash balances in any investments it deems appropriate.   The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts.   Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program.   Many of the considerations entering into recommendations and decisions of the Adviser, sub-adviser and the Fund's portfolio managers are subjective.

The frequency and amount of portfolio purchases and sales (known as the "portfolio turnover rate") will vary from year to year.  The portfolio turnover rate is not expected to exceed 100% for the current fiscal year but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate.   Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund.   Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income.   If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.   See "Tax Status" in the Fund's Statement of Additional Information.

There is no assurance what portion, if any, of the Fund's investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.   As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend income. See "U.S. Federal Income Tax Matters."

Portfolio Investments – Select Additional Information

Real Estate Investment Trusts

The Fund will invest in real estate investment trusts.  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.   The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers.   In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

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Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See "U.S. Federal Income Tax Matters."

REIT Preferred Stocks

The Fund may invest in REIT preferred stocks.   Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets.   This means that an issuer must pay dividends on its preferred stock prior to paying dividends on its common stock.   In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company.   Preferred shareholders, however, usually have no right to vote for a company's directors or on other corporate matters.   Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks.   As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks.   In this respect, preferred stocks share many investment characteristics with debt securities.

REIT Convertible Securities

Convertible bonds and convertible preferred stocks are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security.  Convertible securities generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises).  The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Alternative Investment Funds.  The managers of AIFs employ a variety of "alternative" investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low correlation (expected to be less than 75%) to the broad equity and fixed-income markets.   "Alternative" investment strategies, unlike pure "relative return strategies," are generally managed without reference to the performance of equity, debt and other markets.  AIFs selected by the Adviser include real estate property funds and business development companies ("BDCs"), each of which may pay performance-based fees to their managers.  Real estate property funds are similar to REITs in that they invest in real estate properties and or real estate-related debt obligations such as mortgage loans.  However, the Adviser anticipates investing in opportunistic real estate AIFs that focus on distressed or restructured properties that offer the potential for larger returns.  With respect to BDCs, federal securities laws impose certain restraints upon the organization and operations of BDCs.  For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less.  BDCs may have performance-based incentive fees and frequently trade at a discount.  The Adviser expects to invest in other forms of AIFs that employ non-traditional strategies such as investing in defaulted debt securities or in the securities of companies undergoing a merger, business spin-off or other form of restructuring.  The Adviser intends to allocate the Fund's assets among AIFs that, in the view of the Adviser, represent attractive investment opportunities.   In selecting AIFs, the Adviser, (with the aid of research services employed by the Adviser), assesses the likely risks and returns of the different alternative investment strategies utilized by the AIFs, and evaluates the potential correlation among the investment strategies under consideration.   The Adviser generally

15

seeks to invest in AIFs whose expected risk-adjusted returns are determined to be attractive and likely to have low correlations among each other or with the broad equity and fixed-income markets.

RISK FACTORS

An investment in the Fund's shares is subject to risks.   The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds.   This will cause the value of the Fund's shares to increase or decrease.   You could lose money by investing in the Fund.   By itself, the Fund does not constitute a balanced investment program.   Before investing in the Fund you should consider carefully the following risks.   There may be additional risks that the Fund does not currently foresee or consider material.  You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

Alternative Investment Funds Risk.  Fund shareholders may bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, performance-based incentive allocations or fees and expenses at the AIF level.  The Fund's performance depends in part upon the performance of the AIF managers and selected strategies, the adherence by such AIF managers to such selected strategies, the instruments used by such AIF managers and the Adviser's ability to select AIF managers and strategies and effectively allocate Fund assets among them.  Each AIF is subject to its own strategy-specific risks that may include the risks described above as well as the risk that each AIF manager's judgments about the value of securities, currencies or commodities may prove incorrect and result in losses or low returns.  Alternative real estate strategies are subject to real estate market risk in general and are subject to risks that defaulted or restructured transactions may never become profitable.  BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC.  However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk.  Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.  Also, the Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any other investment company, such as a BDC, unless the other investment company has an exemptive order from the SEC.  Equity strategies are subject to equity market risk in general and event-driven strategies are subject to the risk that the anticipated transaction may be canceled, postponed or completed on less favorable terms.

Common and Preferred Stock Risk.  Equity markets can be volatile. In other words, the prices of equity securities can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the equity markets perform poorly.  There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, by the lack of earnings, by an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.   Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks.  As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks.  In this respect, preferred stocks share many investment characteristics with debt securities.

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Credit Risk.  There is a risk that debt issuers will not make payments, resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult to sell the security.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Fixed Income Risk.  When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments) and extension risk (the debtor may pay its obligation later than expected, increasing a securities maturity).  These risks could affect the value of a particular investment, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

High Yield Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal.  If that happens, the value of the bond may decrease, the Fund's share price may decrease and its income may be reduced.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  Such securities also may include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund's share price.  The Adviser's assessment of an issuer's credit quality may prove incorrect and the Fund could suffer losses.

Issuer and Non-Diversification Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leveraging Risk.  The use of leverage, such as borrowing money to purchase securities, by the Fund will magnify the Fund's gains or losses.  Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest expenses) than those of funds that do not use such techniques.  In addition, a lender to the Fund may terminate or refuse to renew any credit facility.  If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may depress the returns of the Fund.

Liquidity Risk. The Fund is a closed-end investment company structured as an interval fund and designed for long-term investors.  Unlike many closed-end investment companies, the Fund's shares are not listed on any securities exchange and are not publicly traded.   There is currently no secondary market for the shares and the Fund expects that no secondary market will develop.  Very

17

limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers for no less than 5% of the shares outstanding at NAV.   There is no guarantee, and it is unlikely, that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund's investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds, such as this one, with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk.  The NAV of the Fund changes daily based on the performance of the securities in which it invests.   The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset class sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.  The Adviser's judgments about the sub-adviser's investment skills may prove incorrect and may not produce the desired results.

Market Risk.  An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.   The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

MLP Risk.  Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's limited call right.  MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

MLP Tax Risk.  MLPs typically do not pay U.S. federal income tax at the partnership level.  Instead, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses.  A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.  The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP.  Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Medium and Small Capitalization Company Risk.   The Fund will concentrate its investments in real estate industry securities.  Many issuers of real estate securities are medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources.   The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies.   This may cause the Fund's NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.   Generally, securities of medium and

18

small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult to sell and generally are more volatile than those of larger companies.  Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories.   Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange.   Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Real Estate Industry Concentration Risk. The Fund will not invest in real estate directly, but because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.  Although the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership in real property.   The value of the Fund's shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry.  These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates.   Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates.   The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.  If a court were to disregard the limited liability legal structure of a REIT or real estate-related issuer, the Fund could be liable for a portion of claims in excess of that entity's assets, such as claims arising from environmental problems.

There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties.   Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Community Centers.  Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants.   In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss.   Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk.   They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues.   Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

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Office Properties.   Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties.  The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions.   Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties.  Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis.   The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties.  The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Self-Storage Properties.  The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues.   Certain real estate companies may engage in the development or construction of real estate properties.   These companies in which the Fund invests via REITs ("portfolio companies") are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance.  Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles.   Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund's investment performance.

Dependence on Tenants.  The value of the Fund's portfolio companies' properties and the ability to make distributions to their shareholders depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments.   Changes beyond the control of our portfolio companies may adversely affect

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their tenants' ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to our portfolio companies and, consequently, the Fund.

Financial Leverage.   Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

Environmental Issues.  In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.   The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.  However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk.

Financing Issues.   Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge.   In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution's control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution's ability to make financial commitments such as loans.   Profitability of a financial institution is largely dependent upon the availability and cost of the institution's funds, and can fluctuate significantly when interest rates change.

Current Conditions.  The decline in the broader credit markets in recent months related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the United States homebuilding market has been dramatically impacted as a result.   The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment for owners of real estate in the near term and investors should be aware that the general risks of investing in real estate may be magnified.

Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all.   In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards.   There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete

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real estate development projects, refinance completed projects or purchase real estate.   It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all.   These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets.   Such developments could, in turn, reduce the number of real estate funds publicly-traded during the investment period and reduce the Fund's investment opportunities.

REIT Tax Risks:  Qualification as a REIT under the Internal Revenue Code of 1986, as amended, in any particular year is a complex analysis that depends on a number of factors.   There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT.   An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.   If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund's yield on that investment.   REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in real property and earn rental income from leasing those properties.   They may also realize gains or losses from the sale of properties.  Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own.   Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties.   Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates.   Hybrid REITs invest both in real property and in mortgages.  Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs generally will not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.   See "U.S. Federal Income Tax Matters."  Some or all of a REIT's annual distributions to its investors may constitute a non-taxable return of capital.  Any such return of capital will generally reduce the Fund's basis in the REIT investment, but not below zero.  To the extent the distributions from a particular REIT exceed the Fund's basis in such REIT, the Fund will generally recognize gain.   In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital.   Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero.   To the extent the distribution exceeds a shareholder's basis in the Fund's shares, such shareholder will generally recognize a capital gain.   The Fund does not have any investment restrictions with respect to investments in REITs.

Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities.   However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.   The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares.   If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income.   To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities.   Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV.

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Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets.   A reduction in the Fund's net assets may increase the Fund's expense ratio, to the extent that additional shares are not sold.  In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Structured Note Risk.  The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or trade in the over-the-counter market.  These notes are typically issued by banks, brokerage firms or special purpose corporations, companies or limited partnerships (commonly referred to as SPVs), and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices.  The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and commodity market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or geographic events that affect the referenced commodity.  The credit quality of an issuer may be influenced by unfavorable industry-related conditions in the banking or brokerage industry or by limited access to additional capital in the case of an SPV.  In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.  The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Underlying Funds Risk.  The Fund invests in ETFs, mutual funds and closed-end funds.  As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs, mutual funds and closed-end funds and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses.   Additional risks of investing in ETFs, mutual funds and closed-end funds, where noted, are described below:

o

Strategies Risk:  Each Underlying Fund is subject to specific risks, depending on the nature of the fund.   These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.  Inverse ETFs will limit the Fund’s participation in market gains.

o

ETF Tracking Risk:  Investment in the Fund should be made with the understanding that the index-linked ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.   In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.   Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

o

Risk Related to Net Asset Value and Market Price:  The market value of the ETF and closed-end shares may differ from their net asset value.   This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.   Accordingly, there may be times when shares trades at a premium or discount to net asset value.

o

Expense Risk:  The Fund invests in Underlying Funds.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETF, mutual fund and closed-end fund shares and may be higher than other mutual funds that invest directly in stocks and bonds.   You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses.

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o

Additional Risk:  The strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay.   In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating investments in the manner the adviser considers optimal.  Generally, the Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund, mutual fund or ETF (if the ETF is an investment company).  Additionally, in general, the Fund may not invest more than 5% of its total assets in one Underlying Fund or more than 10% in Underlying Funds, unless it complies with certain restrictions or is able to make purchases in reliance upon an Underlying Fund's exemptive order that permits investments in excess of the limits stated above.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser.   The Board is comprised of four trustees.  The Trustees are responsible for the Fund's overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund's investment adviser.   The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under "Management" in the Statement of Additional Information.

Investment Adviser

RJL Capital Management, LLC, located at 13520 Evening Creek Drive N., Suite 300, San Diego, CA 92128, serves as the Fund's investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is controlled by Raymond Lucia, Jr. through his indirect ownership of the majority of interests of the Adviser.

Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, determine which securities should be purchased, sold or exchanged, directly or through a sub-adviser.  In addition, the Adviser will supervise and provide oversight of the Fund's service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund.  In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 0.75% of the daily net assets.  The Adviser may employ research services and service providers to assist in the Adviser's market analysis and investment selection.

A discussion regarding the basis for the Board of Trustees' initial approval of the Fund's Investment Management Agreement and Sub-Advisory Agreement between the Adviser and sub-adviser is available in the Fund's semi-annual report to shareholders for the period ended August 31, 2012.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, extraordinary expenses and acquired fund fees and

24

expenses), to the extent that they exceed 1.75% per annum of the Fund's average daily net assets (the Expense Limitation).   In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded.   The Expense Limitation Agreement will remain in effect, at least until June 30, 2014, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser.  After June 30, 2014, the Expense Limitation Agreement may be renewed at the Adviser's and Board's discretion.

Sub-Adviser

First Allied Asset Management, Inc., located at 655 W. Broadway, 12th Floor, San Diego, CA 92101, serves as the Fund's investment sub-adviser.  The sub-adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The sub-adviser is indirectly controlled by Jeffrey Lovell through his ownership of more than 25% voting interesting in Lovell Minnick Holdings, LLC which indirectly controls the sub-adviser through various subsidiaries.  Under the general supervision of the Fund's Board of Trustees and the Adviser, the sub-adviser will carry out a portion of investment program of the Fund.  As compensation, the sub-adviser is paid a monthly fee computed at the annual rate of 0.50% of the daily net assets allocated by the Adviser to the sub-adviser.  The sub-adviser is paid by the Adviser, not the Fund.

Portfolio Managers

Raymond J. Lucia, Jr.

Mr. Lucia, Chief Executive Officer of the Adviser, is the Fund's portfolio manager.  Mr. Lucia has primary responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since it commenced operations in 2012.  Mr. Lucia is also CEO of RJL Wealth Management, LLC, a Registered Investment Advisor, and Lucia Securities, LLC, a Registered Broker Dealer and member FINRA/SIPC.   Mr. Lucia was previously with Raymond J. Lucia Companies, Inc. for 10 years where he held the position of Executive Vice President and was responsible for creating and managing the firm's strategic plans, including: developing and implementing the firm's investment strategies, growing the fee-based asset management platform, and expanding the firm's client base in over 15 office locations nationwide.   Prior to joining RJL, Inc. in 2000, Mr. Lucia worked for Deloitte and Touche as a tax accountant in the Personal Financial Services group providing financial advice to high-net-worth individuals.   Mr. Lucia graduated from Loyola Marymount University in 1997 with a Bachelor of Science in Accounting.  Mr. Lucia is a Certified Public Accountant and holds the Personal Financial Specialist designation offered by the AICPA.   Mr. Lucia holds the Series 7, 24, 63, and 65 licenses.

Jeffrey J. Mindlin, CFA

Mr. Mindlin, Managing Director and Chief Operating Officer of the sub-adviser, is the portfolio manager for that portion allocated by the Adviser to the sub-adviser and has served the Fund in this capacity since it commenced operations in 2012.  Mr. Mindlin has served as the sub-adviser's Managing Director and Chief Operating Officer since 2006.  Mr. Mindlin is responsible for the sub-adviser's portfolio management team and its efforts, including portfolio selection, trading, execution, proprietary money management and product development.   Prior to joining the sub-adviser, Mr. Mindlin was the Director of Research and Co-Portfolio Manager of Greenbook Investment

25

Management, Inc., where he was instrumental in the design of sophisticated, proprietary investment strategies.   Before that, he worked as the Assistant Portfolio Manager and Senior Financial Engineer for Pinnacle Investment Advisors, LLC, which operated a hedge fund and a series of managed accounts for institutional and high-net-worth clients, and sub-advised a mutual fund.   Previously, Mr. Mindlin was the Manager of Financial Engineering at Camelback Research, leading the development of several successful institutional grade quantitative products, including the popular MSN Money Stockscouter system.   Mr. Mindlin earned his Chartered Financial Analyst (CFA) designation, as well as a BS in Economics and a BS in Finance from the College of Business Honor's Program at Arizona State University, where he received the prestigious Moore Award.

The Statement of Additional Information provides additional information about the Fund's portfolio managers' compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, NY, 11788, serves as Administrator, Accounting Agent and Transfer Agent.  Gemini Fund Services, LLC receives the following fees: for administrative services 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million, paid monthly at the preceding annual rates, subject to a minimum fee of $32,000; for accounting services a $21,600 base fee plus 0.02% of net assets from $25 to $100 million and 0.01% of net assets over $100 million, paid monthly at the preceding annual rates; for transfer agent services $14 per account plus various other account-related charges, subject to a minimum fee of $14,400; plus out of pocket expenses for each of the preceding services.

Custodian

Union Bank, N.A., with principal offices at 350 California Street, 6th Floor San Francisco, California 94104 serves as custodian for the securities and cash of the Fund's portfolio.  Under a Custody Agreement, Union Bank, N.A. holds the Fund's assets in safekeeping and keeps all necessary Records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund.   The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

GFS is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration, accounting and transfer agent), including compensation of and office space for its officers and employees and administration of the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants' services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund's dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund's officers and Trustees, (viii) errors and omissions insurance for the Fund's officers and

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Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund's quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.   The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Fund will pay a monthly shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund.

The Fund pays offering expenses incurred with respect to the offering of its shares from the proceeds of the offering, less any amounts advanced under the Expense Limitation.  For tax purposes, offering costs cannot be deducted by the Fund or the Fund's shareholders.  Therefore, for tax purposes, the expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions.   Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.  As of May 8, 2013, no shareholder is deemed to control the Fund because none had voting authority with respect to more than 25% of the value of the outstanding interests in the Fund on such date.

DETERMINATION OF NET ASSET VALUE

The NAV of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time).   Each share will be offered at NAV plus the applicable sales load.  During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the NAV of the shares.   In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations or net asset value in the case of mutual funds.   If market quotations are not readily available, as is expected to be the case for non-listed REITs, AIFs and non-listed MLPs, securities are valued at fair value as determined by the Board of Trustees.  The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser, subject to Board supervision.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.   There is no single standard for determining fair value of a security.  Rather, in determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund's Portfolio Manager.  Although the Fund will receive information from each non-listed REIT, AIF and non-listed MLP regarding its security prices, investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information.

The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify

27

issues and valuations problems that have arisen, if any.   To the extent deemed necessary by the Adviser, the Valuation Committee of the Board will review any securities valued by the Adviser in accordance with the Fund's valuation policies.   The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any.   To the extent deemed necessary by the Adviser, the Valuation Committee of the Board will review any securities valued by the Adviser in accordance with the Fund's valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business.   As a result, the Fund's net asset value may change at times when it is not possible to purchase or sell shares of the Fund.   The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund's portfolio.   The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined.   If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day.   If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value.   Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner.   Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities.   Securities trading on the NASDAQ are valued at the closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value.   Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.   For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.   Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in

28

determining how to allocate them.   Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars", if any).  The Adviser and sub-adviser have adopted policies and procedures and has structured its portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at net asset value no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).  The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).  Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the "Repurchase Request Deadline").  Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a "Repurchase Pricing Date").

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the date of the Repurchase Request Deadline.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days.  Payment pursuant to the repurchase will be made by checks to the shareholder's address of record, or credited directly to a predetermined bank account no more than seven days after the Repurchase Pricing Date (the "Repurchase Payment Date").  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline.   The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis.   However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification ("Shareholder Notification").  The Shareholder Notification will contain information shareholders should consider in deciding whether to

29

tender their shares for repurchase.   The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the date of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the Repurchase Payment Date.  The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date.   You may call 1-855-601-3841 to learn the NAV.  The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline.  Payment pursuant to the repurchase offer will be made by check to the shareholder's address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis.  However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date.   The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of

30

assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.  The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph.  If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund's portfolio turnover and potentially causing the Fund to realize losses.   The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares.   If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income.   To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities.  The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund's net asset value.

Repurchase of the Fund's shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets.   A reduction in the Fund's net assets would increase the Fund's expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase).   In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment.   The Fund's quarterly repurchase offers are a shareholder's only means of liquidity with respect to his or her shares.  Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder's descendants to redeem shares in the event of such shareholder's death pursuant to certain conditions and restrictions.   The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

Quarterly Distribution Policy

The Fund intends to make a dividend distribution each quarter to its shareholders of the net investment income of the Fund after payment of Fund operating expenses.   The dividend rate may be modified by the Board from time to time.  If, for any quarterly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund's assets.   The Fund's final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year.   If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would

31

be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits.   Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares.   After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).   This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio.   The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See "Dividend Reinvestment Policy."

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund's shareholders each quarter.   Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources.   Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect.   Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not.   Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by GFS (the "Agent"). Pursuant to the policy, the Fund's income dividends or capital gains or other distributions (each, a "Distribution" and collectively, "Distributions"), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder.   Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Multi-Strategy Growth & Income Fund, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.  Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy.   Under the dividend reinvestment policy, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock.   The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's net asset value per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records.   The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the

32

participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy.  Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned.  The Fund will issue certificates in its sole discretion.  The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein.   Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "U.S. Federal Income Tax Matters."

The Fund reserves the right to amend or terminate the dividend reinvestment policy.   There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at Multi-Strategy Growth & Income Fund, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY  11788. Certain transactions can be performed by calling the toll free number 1-855-601-3841.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund's shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors.   Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus.   These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.   The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice.   For more detailed information regarding tax considerations, see the Statement

33

of Additional Information.  There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan.  In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code.   In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year.   If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions.  The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year.   The Fund anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund's operating expenses no less frequently than annually.   Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy.  For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund.   Distributions of the Fund's investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits.   Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders.   Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset).  A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund.   Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.   There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends.   The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund's taxable year.  Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on June 3, 2011.   The Fund's Declaration of Trust (the "Declaration of Trust") provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest.   The Trustees have authorized an unlimited number of shares, subject to a $5 billion limit on the Fund.  The Fund does not intend to hold annual meetings of its shareholders.

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Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value.   Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund.

The following table shows the amounts of Fund Shares that have been authorized and are outstanding as of April 11,2013.

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Shares of Beneficial Interest	Unlimited*	None	3,448,472.745

*subject to a $5 billion limit on the Fund

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees.   The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly.   Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund.   See "Dividend Reinvestment Policy."   The 1940 Act may limit the payment of dividends to the holders of shares.  Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders.   The shares are not liable to further calls or to assessment by the Fund.   There are no pre-emptive rights associated with the shares.  The Declaration of Trust provides that the Fund's shareholders are not liable for any liabilities of the Fund.   Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates.   However, upon written request to the Fund's transfer agent, a share certificate may be issued at the Fund's discretion for any or all of the full shares credited to an investor's account.   Share certificates that have been issued to an investor may be returned at any time.  The Fund's transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery.   GFS will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund's shareholders of an opportunity to

35

sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund.   These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.  The Trustees are elected for indefinite terms and do not stand for reelection.  A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.  The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund's asset, or liquidation.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

Northern Light Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, is serving as the Fund's principal underwriter and acts as the distributor of the Fund's shares, subject to various conditions.  The Distributor is compensated through retention of a portion of the sales load applied to Fund shares.  The Fund's shares are offered for sale through the Distributor at net asset value plus the applicable sales load.  The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund's shares.  In reliance on Rule 415, the Fund intends to offer to sell up to $5,000,000,000 of its shares, on a continual basis, through the Distributor.   No arrangement has been made to place funds received in an escrow, trust or similar account.  The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will endeavor to sell the shares.  Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Adviser or its affiliates, in the Adviser's or affiliate's discretion and from their own resources, including out of the Adviser's own legitimate profits from advising the Fund, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the "Additional Compensation").  In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker's or dealer's registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker's or dealer's registered representatives.  The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner.  The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.  Additionally, the Adviser or its affiliates pay a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.

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The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Distributor may be required to make because of any of those liabilities.   Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.  The Distributor may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund's administrator.  The returned check and stop payment fee is currently $25.  Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, "Financial Intermediaries").   Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund.   A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary's name or the Financial Intermediary may maintain individual ownership records.   The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.   Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor's account with them.   Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.   Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly.   Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund's NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Multi-Strategy Growth & Income Fund to:

Multi-Strategy Growth & Income Fund
c/o Gemini Fund Services, LLC
 80 Arkay Drive

Hauppauge, NY  11788

All checks must be in US Dollars drawn on a domestic bank.   The Fund will not accept payment in cash or money orders.   The Fund also does not accept cashier's checks in amounts of less than $10,000.  To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

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The transfer agent will charge a $25.00 fee against an investor's account, in addition to any loss sustained by the Fund, for any payment that is returned.   It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.   The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds.   Investors may mail or overnight deliver an account application to the transfer agent.   Upon receipt of the completed account application, the transfer agent will establish an account.  The account number assigned will be required as part of the instruction that should be provided to an investor's bank to send the wire.   An investor's bank must include both the name of the Fund, the account number, and the investor's name so that monies can be correctly applied.   If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-601-3841 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire.   The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE.   Your bank may charge you a fee for wiring same-day funds.  The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: Gemini Fund Services, LLC
Account #: (number provided by calling toll-free number above)
Further Credit:
 Multi-Strategy Growth & Income Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact Gemini Fund Services, LLC to advise them of the intent to wire funds.   This will ensure prompt and accurate credit upon receipt of the wire.   Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.   You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.   Please contact the Fund at 1-855-601-3841 for more information about the Fund's Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-855-601-3841.  If an investor elected this option on the account application, and the account has been open for at least 15 days,

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telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network.   Banking information must be established on the account prior to making a purchase.  Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close.   During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, GFS will verify certain information on each account application as part of the Fund's Anti-Money Laundering Program.   As requested on the application, investors must supply full name, date of birth, social security number and permanent street address.   Mailing addresses containing only a P.O. Box will not be accepted.  Investors may call Gemini Fund Services, LLC at 1-855-601-3841 for additional assistance when completing an application.

If Gemini Fund Services, LLC does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.   The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

The minimum initial purchase by an investor is $2,500 for regular accounts and $1,000 for retirement plan accounts.  The Fund's shares are offered for sale through its Distributor at net asset value plus the applicable sales load.   The price of the shares during the Fund's continuous offering will fluctuate over time with the net asset value of the shares.  Investors in the Fund will pay a sales load based on the amount of their investment in the Fund.   The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to 5.50%, as set forth in the table below.   A reallowance will be made by the Distributor from the sales load paid by each investor.  The sales charge varies, depending on how much you invest.   There are no sales charges on reinvested distributions.  The Fund reserves the right to waive sales charges.  The following sales charges apply to your purchases of shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $100,000	5.50%	5.82%	5.00%
$100,000 to $299,999	4.50%	4.71%	4.00%
$300,000 to $749,999	3.50%	3.63%	3.00%
$750,000 to $999,999	2.50%	2.56%	2.00%
$1,000,000 and above	None	None	None

As shown, investors that purchase $1,000,000 or more of the Fund's shares will not pay any initial sales charge on the purchase.   However, purchases of $1,000,000 or more may be subject to a contingent deferred sales charge ("CDSC") on shares repurchased by the Fund during the first 12 months after their purchase in the amount of the commissions paid on those shares repurchased.

39

You may be able to buy shares without a sales charge (i.e. "load-waived") when you are:

•

reinvesting dividends or distributions;

•

participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•

exchanging an investment in Class A (or equivalent type) shares of another fund for an investment in the Fund;

•

a current or former director or Trustee of the Fund;

•

an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any dependent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund's Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund;

•

purchasing shares through the Fund's Adviser;

•

purchasing shares through a special arrangement to accept payment in kind; or

•

purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

In addition, concurrent purchases by related accounts may be combined to determine the application of the sales load.   The Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and dependent children when it calculates the sales load.

It is the investor's responsibility to determine whether a reduced sales load would apply.   The Fund is not responsible for making such determination.   To receive a reduced sales load, notification must be provided at the time of the purchase order.   If you purchase shares directly from the Fund, you must notify the Fund in writing.  Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of shares of the Fund as part of your current investment as well as reinvested dividends.   To qualify for this option, you must be either:

•

an individual;

•

an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund's distributor at the time of your purchase.   You will need to give the Distributor your account numbers.  Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.   If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales

40

charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you also may include (1) the cost of shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares the Fund purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household).   You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information.   Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.  Under the Shareholder Services Plan, the Fund may incur expenses on an annual basis equal to 0.25% of its average net assets.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by Thompson Hine LLP, 41 South High Street, 17th floor, Columbus, OH  43215.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household.  Once implemented, a shareholder must call 1-855-601-3841 to discontinue householding and request individual copies of these documents.  Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request.   This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.  BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

41

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-174909).   The complete Registration Statement may be obtained from the SEC at www.sec.gov .  See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History
Investment Objective and Policies
Management of the Fund
Codes of Ethics
Proxy Voting Policies and Procedures
Control Persons and Principal Holders
Investment Advisory and Other Services
Portfolio Managers
Allocation of Brokerage
Tax Status
Other Information
Independent Registered Public Accounting Firm
Financial Statements
Appendix A

42

PRIVACY NOTICE
FACTS		WHAT DOES THE MULTI-STRATEGY GROWTH & INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

· Social Security number

· Purchase History

· Assets

· Account Balances

· Retirement Assets

· Account Transactions

· Transaction History

· Wire Transfer Instructions

· Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Multi-Strategy Growth & Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Multi-Strategy Growth & Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?		Call 1-855-601-3841

43

Who we are
Who is providing this notice?	The Multi-Strategy Growth & Income Fund
What we do
How does the Multi-Strategy Growth & Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Multi-Strategy Growth & Income Fund collect my personal information?

We collect your personal information, for example, when you

· Open an account

· Provide account information

· Give us your contact information

· Make deposits or withdrawals from your account

· Make a wire transfer

· Tell us where to send the money

· Tells us who receives the money

· Show your government-issued ID

· Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. · Multi-Strategy Growth & Income Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

· Multi-Strategy Growth & Income Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. · Multi-Strategy Growth & Income Fund does not jointly market.

44

PROSPECTUS

Multi-Strategy Growth & Income Fund

Shares of Beneficial Interest

May 31, 2013

Investment Adviser

RJL Capital Management, LLC

All dealers that buy, sell or trade the Fund's shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund's Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus.   The Fund has not authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

THE MULTI-STRATEGY GROWTH & INCOME FUND

May 31, 2013

Principal Executive Offices

80 Arkay Drive, Hauppauge, NY 11788

1-631-470-2600

This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the prospectus of The Multi-Strategy Growth & Income Fund, dated May 31, 2013 (the "Prospectus"), as it may be supplemented from time to time.  The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI).  Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.  This SAI does not include all information that a prospective investor should consider before purchasing the Fund's securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund's securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-855-601-3841.  The Prospectus and other Fund information is available on the Fund’s website at www.growthandincomefund.com. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund's filings with the SEC also are available to the public on the SEC's Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549.

TABLE OF CONTENTS

General Information and History	1
Investment Objective and Policies	1
Management of the Fund	10
Codes of Ethics	16
Proxy Voting Policies and Procedures	16
Control Persons and Principal Holders	17
Investment Advisory and Other Services	17
Portfolio Managers	20
Allocation of Brokerage	21
Tax Status	23
Other Information	27
Independent Registered Public Accounting Firm	28
Financial Statements	29
Appendix A	30

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund (the "Fund" or the "Trust").  The Fund was organized as a Delaware statutory trust on June 3, 2011 and has no operating history.  The Fund's principal office is located at  Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY  11788, and its telephone number is 1-631-470-2600. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to seek returns from capital appreciation and income with an emphasis on income generation.

Fundamental Policies

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.  The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any).  The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2) Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

(3) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in connection with the disposition of its portfolio securities.  The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(4) Invest more than 25% of the market value of its net assets in the securities of companies or entities engaged in any one industry, except the REIT industry.  This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.  Under normal circumstances, the Fund invests over 25% of its net assets in the securities of companies in the REIT industry.

(5) Purchase or sell real estate or interests in real estate.  This limitation is not applicable to investments in securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(6) Purchase or sell commodities, commodity contracts, except commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities up to one-third of total Fund assets.

In addition, the Fund has adopted a fundamental policy that

(8) The Fund will make quarterly repurchases offers for no less than for 5% of the shares outstanding at net asset value ("NAV") less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund invests in securities of REITs and other issuers.  No assurance can be given that any or all investment strategies, or the Fund's investment program, will be successful.  The Fund's investment adviser is RJL

Capital Management, LLC (the "Adviser").  The Adviser is responsible for allocating the Fund's assets among various securities, directly or through a sub-adviser, using its investment strategies, subject to policies adopted by the Fund's Board of Trustees.  Additional information regarding the types of securities and financial instruments is set forth below.

Other Investment Policies and Techniques

Covered Calls

The Fund may write (i.e., sell) covered call options on securities that it owns. A call option is a contract that provides the holder or buyer of the option the right (not the obligation) to purchase the underlying securities from the Fund at a fixed price.  A call option is covered if the Fund (a) owns the underlying security that is subject to the call; or (b) has an absolute or immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio.  Premiums received on the sale of call options (without regard to whether or not the option is exercised) are expected to enhance the income of the Fund beyond what would be realized on the underlying securities alone.  Covered call options limit the Fund's gains, while leaving it exposed to losses on the underlying stock against which an option is written.

Net gains from the Fund's option strategy generally will be short-term capital gains which, for federal income tax purposes, will constitute investment company taxable income that, to the extent distributed, will be taxable to shareholders at rates applicable to ordinary income, rather than at lower rates that are applicable to long-term capital gains and certain qualifying dividends.

Master Limited Partnerships

The Fund may invest in Master Limited Partnerships (“MLPs”). An MLP is a publicly traded limited partnership or limited liability company.  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.  As a partnership, an MLP has no tax liability at the entity level.  If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such an MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, as compared to an MLP that is not taxed as a corporation, likely causing a reduction in the value of Fund shares.

Money Market Instruments

The Fund may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis.  This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates.  Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.  The Fund will segregate liquid assets in amounts sufficient to satisfy its when-issued, delayed delivery and forward commitments.

Repurchases and Transfers of Shares

Repurchase Offers

The Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly repurchase offers (the "Repurchase Offer Policy"). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements).  The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.  The Fund's Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval.  The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings.  Such liquidations may result in losses, and may increase the Fund's portfolio turnover.

Repurchase Offer Policy Summary of Terms

1.

The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.

The repurchase offers will be made in March, June, September and December of each year.

3.

The Fund must receive repurchase requests submitted by shareholders in response to the Fund's repurchase offer within 30 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the "Repurchase Request Deadline").

4.

The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the "Repurchase Pricing Date") is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares.  The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase.  The repurchase fee may not exceed 2% of the proceeds.  However, the Fund does not currently charge a repurchase fee.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.  The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures:  All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount:  Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the "Repurchase Offer Amount").  The Board of Trustees shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification:  Thirty days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification ("Shareholder Notification") providing the following information:

1.

A statement that the Fund is offering to repurchase its shares from shareholders at net asset value;

2.

Any fees applicable to such repurchase, if any;

3.

The Repurchase Offer Amount;

4.

The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the "Repurchase Payment Deadline");

5.

The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.

The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.

The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.

The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.

The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and

10.

The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 ("Notification of Repurchase Offer'') and three copies of the Shareholder Notification with the Securities and Exchange Commission ("SEC") within three business days after sending the notification to shareholders.

Notification of Beneficial Owners:  Where the Fund knows that shares subject of a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests:  Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline.  The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount:  If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis.  This policy, however, does not prohibit the Fund from:

1.

Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of less than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.

Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers:  The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.

If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

2.

If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.

For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.

For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.

For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement.  If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value:  The Fund's current net asset value per share ("NAV") shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board of Trustees.  Currently, the Board has determined that the Fund's NAV shall be determined daily following the close of the New York Stock Exchange.  The Fund's NAV need not be calculated on:

1.

Days on which changes in the value of the Fund's portfolio securities will not materially affect the current NAV of the shares;

2.

Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.

Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements:  From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund's assets equal to at least 100% of the Repurchase Offer Amount (the "Liquidity Amount") shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline.  This requirement means that individual assets must be salable under these circumstances.  It does not require that the entire Liquidity Amount must be salable.  In the event that the Fund's assets fail to comply with this requirement, the Board of Trustees shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy:  The Board of Trustees may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund's investment adviser, but shall continue to be responsible for monitoring the investment adviser's performance of its duties and the composition of the portfolio.  Accordingly, the Board of Trustees has approved this policy that is reasonably designed to ensure that the Fund's portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.

In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)

The frequency of trades and quotes for the security.

(b)

The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)

Dealer undertakings to make a market in the security.

(d)

The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e)

The size of the fund's holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.

If market developments impair the liquidity of a security, the investment adviser should review the advisability of retaining the security in the portfolio.  The investment adviser should report to the basis for its determination to retain a security at the next Board of Trustees meeting.

3.

The Board of Trustees shall review the overall composition and liquidity of the Fund's portfolio on a quarterly basis.

4.

These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure:  The Fund's registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure:  The Fund shall include in its annual report to shareholders the following:

1.

Disclosure of its fundamental policy regarding periodic repurchase offers.

2.

Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a.

the number of repurchase offers,

b.

the repurchase offer amount and the amount tendered in each repurchase offer,

c.

and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising:  The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value shares held by a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares.  The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares.  Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of four individuals, one of whom is an "interested person " (as defined under the 1940 Act) of the Trust; and three are not interested persons ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Raymond J. Lucia, Jr., who has served as the Chairman of the Board and President since the Trust was organized in 2011.  Mr. Lucia is an "interested person" as defined by the 1940 Act, by virtue of his position as President of the Trust and his indirect controlling interest in the Trust's Adviser.  The Board of Trustees is comprised of Mr. Lucia and three Independent Trustees.  The Independent Trustees have not selected a Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board/President is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman/President together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and Fund shareholders because of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Lucia and three Independent Trustees with a standing independent Audit Committee with a separate chair.  The Audit Committee is composed of only Independent Trustees.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Lucia has over 10 years of business experience in the investment management business and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of experience in the investment management business.  Mr. Lucia also has over 10 years of experience managing investment advisory client interactions with brokerage and insurance business.  Additionally, Mr. Lucia received a B.S. in Accounting from Loyola Marymount University in Los Angeles, currently holds the CPA designation and has earned the Personal Financial Specialist designation from the American Institute of Certified Public Accountants (AICPA).  Dr. Mark Riedy, PhD, has over a decade of academic experience in the real estate and real estate finance areas serving as the Executive Director of the Burnham-Moores Center for Real Estate and the Ernest W. Hahn Professor of Real Estate Finance at the University of San Diego, has over two decades of experience as an executive and/or board member of companies in the commercial and residential real estate markets, has a Doctor of Philosophy degree in Business Economics and Public Policy form the University of Michigan.  Additionally, Dr. Riedy serves as Chairman of the Board of Neighborhood Bancorp, the holding company for Neighborhood National Bank in San Diego, California.  Dr. Riedy possesses a strong understanding of the regulatory framework under which financial enterprises must operate based on his years of service to public and private company boards.  John D. Frager has over 20 years of business experience in the real estate industry including serving as Executive Manager and Director of CB Richard Ellis and CEO and President of Cassidy Turley BRE Commercial.  Mr. Frager also holds a Bachelors degree in Business Administration from the University of Southern California and served as an Officer in the United States Navy.  Based on his years of experience in real estate-related financial matters, Mr. Frager is well qualified to serve as a Trustee.  Ira J. Miller has over 25 years of business planning and financial management experience at a variety of major corporations spanning a broad range of industries and markets.  He started and served as Managing Director, President, Chief Financial Officer, and Treasurer of SAIC Venture Capital Corporation, a $4.0 billion investment subsidiary of Science Applications International Corporation.  Mr. Miller holds a Bachelors Degree in Mathematics from the University of Michigan and completed all course requirements for a Doctor of Philosophy degree in Economics from the Massachusetts Institute of Technology.  The Trust does not believe any one factor is determinative in assessing a

Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Suite 110, Hauppauge, NY  11788.

Independent Trustees

Name, Address and Age(Year of Birth)	Position/Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Mark J. Riedy, PhD. 1942	Trustee since Sept. 2011	Executive Director of the Burnham-Moores Center for Real Estate and the Ernest W. Hahn Professor of Real Estate Finance at the University of San Diego, 1992 to present.	1	BioMed Realty Trust
Ira J. Miller 1946	Trustee since Sept. 2011	Retired as of August 2007; CFO, Treasurer and Board member of Healthy Fast Food, Inc. from November 2006 to July 2007.	1	Healthy Fast Food, Inc.
John D. Frager 1958	Trustee since Sept. 2011	Executive Managing Director of CBRE (2010) to present), CEO and President of Cassidy Turley San Diego (2002 to 2010); Senior Managing Director of CB Richard Ellis (Prior to 2002)	1	None

Interested Trustee & Officers

Name, Address and Age(year of birth)	Position/Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Raymond J. Lucia, Jr. 1975(3)(4)	Trustee, President since Sept. 2011	Chief Executive Officer (2010 – Present), RJL Capital Management; Executive Vice President (2000-2010), Raymond J. Lucia Companies, Inc.	1	None
Stephanie Pimentel 1983	Treasurer since Sept. 2012

Vice President  for RJL Capital Management (2012 to present); Director of Finance (2010 to 2012; Director of Finance for LPL Financial (2008 to 2010); Senior Financial Analyst for LPL Financial (2006 to 2008

			n/a	n/a
James Colantino 1969	Assistant Treasurer since Sept. 2011	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	n/a	n/a
Joseph P. Lucia(4) 1974	Secretary since Sept. 2011	President for RJL Capital Management (2012 to present); Executive Vice President for RJL Wealth Management, LLC (2006 – 2012); Executive Vice President for Raymond J Lucia Companies, Inc. (2006-2010).	n/a	n/a
James P. Ash 1976	Assistant Secretary since Sept. 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President (2011 - 2012); Director of Legal Administration, (2009 - 2011); Assistant Vice President of Legal Administration, (2008 to 2011), Gemini Fund Services, LLC

			n/a	n/a
Emile R. Molineaux	Chief Compliance Officer and Anti-Money Laundering Officer Since December 2010

CCO of various clients of Northern Lights Compliance Services, LLC, (Secretary since 2003 and Senior Compliance Officer since 2011)General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003-2011);

			n/a	n/a

(1) The term of office for each Trustee and officer listed above will continue indefinitely.

(2) The term "Fund Complex" refers to The Multi-Strategy Growth & Income Fund.

(3) Raymond J. Lucia, Jr. is an interested person of the Trust by virtue of his position as President of the Trust and his indirect controlling interest in the Trust's Adviser.

(4) Raymond J. Lucia, Jr. and Joseph P. Lucia are cousins.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of two Trustees (Ira J. Miller and Mark J. Riedy, Chairman of the Audit Committee), each of whom is not an "interested person" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Audit Committee generally will consider shareholder nominees to the extent required pursuant to rules under the Securities Exchange Act of 1934. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal period ended February 28, 2013, the Audit Committee held two meetings.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2012 over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Raymond J. Lucia, Jr.	over $100,000	over $100,000
Mark J. Riedy, PhD.	None	None
Ira J. Miller	None	None
John D. Frager	None	None

Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly meeting fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings.  None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal period ended February 28, 2013.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Mark J. Riedy	$ 10,000	None	None	$ 10,000
Ira J. Miller	$ 10,000	None	None	$ 10,000
John D. Frager	$ 10,000	None	None	$ 10,000
Raymond J. Lucia, Jr.	None	None	None	None

CODES OF ETHICS

Each of the Fund, the Adviser, the sub-adviser and the Trust's distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the "Ethics Codes").  Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel ("Access Persons").  The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC's website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight.  The Policies require that the Adviser vote, or cause to be voted, proxies received in a manner consistent with the best interests of the Fund and shareholders.  A summary of the proxy policies and procedures of the Adviser is attached to this SAI.  The Adviser has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund that are managed by the sub-

adviser to the sub-adviser.  The sub-adviser will vote such proxies in accordance with its proxy policies and procedures. A summary of the proxy policies and procedures of the sub-adviser is attached to this SAI.  The Policies also require the Adviser to present to the Board, at least annually, both the Adviser's Proxy Policies and sub-adviser's Proxy Policies and a record of each proxy voted, or those caused to be voted, by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser or sub-adviser, any affiliated person(s) of the Adviser or sub-adviser, the Fund's principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund's or its shareholder's interests, the Adviser or sub-adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust's directive using the recommendation of an independent third party.  If the third party's recommendations are not received in a timely fashion, the Adviser or sub-adviser will abstain from voting.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-855-601-3841; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling toll-free at 1-855-601-3841 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  A control person may be able to determine the outcome of a matter put to a shareholder vote.  As of May 8, 2013 no shareholders of record owned 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

RJL Capital Management, LLC, located at 13520 Evening Creek Drive N., Suite 300, San Diego, CA 92128, serves as the Fund's investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser was established in June 2011 for the purpose of providing investment advisory services to the Fund and other institutional investors.  As of the date of this SAI, it had no clients other than the Fund.  The majority of interests of the Adviser are indirectly owned by Raymond Lucia, Jr., who is deemed to control the

Adviser because he indirectly controls more than 25% of the voting interests of the Adviser.

Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund (directly or through the use of a sub-adviser), will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund's service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 0.75% of the daily net assets.  The Adviser may employ research services and service providers to assist in the Adviser's market analysis and investment selection.  During the fiscal period ended February 28, 2013, the Fund paid $180,326 in advisory fees, all of which were waived.  The Adviser also reimbursed Fund expenses of $27,005.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund's average daily net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Board of Trustees has reviewed the Adviser's financial condition and is satisfied that the Adviser has the resources to meet its obligations to the Fund.  The Expense Limitation Agreement will remain in effect, at least until June 30, 2014, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser.  After June 30, 2014, the Expense Limitation Agreement may be renewed at the Adviser's and Board's discretion.

Sub-Adviser.  First Allied Asset Management, Inc., the sub-adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The sub-adviser was formed in 2006 and provides investment management services to institutions, such as other investment advisers and the Fund.  The sub-adviser's portfolio manager has no experience managing a closed-end fund.  The majority of shares in the sub-adviser are indirectly owned by Lovell Minnick Partners, LLC, which may be deemed to control the sub-adviser indirectly because it controls, directly or indirectly, more than 25% of the voting shares of the sub-adviser as of November 1, 2011.

Conflicts of Interest

Adviser

The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Adviser Accounts").  The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Set out below are practices that the Adviser follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

Sub-Adviser

The sub-adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("sub-adviser accounts").  The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the sub-adviser accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Set out below are practices that the sub-adviser follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the sub-adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the sub-adviser, or by the sub-adviser for the sub-adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGERS

Adviser

Mr. Lucia of the Adviser is the Fund's portfolio manager.  Mr. Lucia has primary responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since it commenced operations in 2012.  Mr. Lucia receives a salary, retirement plan benefits and performance-based bonus from the Adviser.  Because the portfolio manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of February 28, 2013, Mr. Lucia was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Sub-Adviser

Mr. Mindlin of the sub-adviser is the Fund's common stock portfolio manager and has served the Fund in this capacity since it commenced operations in 2011.  Mr. Mindlin receives a salary and discretionary bonus from the sub-adviser.  Because the portfolio manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the sub-adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund indirectly though the Adviser, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The sub-adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.  As of the date of this SAI, Mr. Mindlin owned no Fund shares.

As of February 28, 2013, Mr. Mindlin was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,000	$ 798,149,148	0	$0

Distributor

Northern Lights Distributors, LLC (the "Distributor"), located at 17605 Wright Street, Omaha, NE 68130, is serving as the Fund's principal underwriter and acts as the distributor of the Fund's shares, subject to various conditions.

ALLOCATION OF BROKERAGE

Adviser

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.   During the fiscal period ended February 28, 2013, Lucia Securities, an affiliate of the Adviser, received $297,554 in placement fees which could be deemed to be a form of brokerage commissions.

Sub-Adviser

Specific decisions to purchase or sell common stocks for the Fund are made by the sub-adviser portfolio manager who is an employee of the sub-adviser. The sub-adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the sub-adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the sub-adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the sub-adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the sub-adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the sub-adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the sub-adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.  During the fiscal period ended February 28, 2013, the Fund paid $113,359 in brokerage commissions, all of which was paid to an affiliate of the Sub-Adviser.

Affiliated Party Brokerage

The Adviser and Sub-Adviser, and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser or Sub-Adviser have determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser and Sub-Adviser execute trades, on behalf of the Fund, through their affiliated broker.  The Adviser and Sub-Adviser may realize a profit from such trading activity.  Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.  The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time.  Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.  Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.  Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss.  Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.  Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights.  Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Portfolio Holdings Disclosure:  The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

The Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.

In addition, the Fund’s adviser will publish a schedule of the Fund’s 10 largest portfolio holdings on a monthly basis, approximately 10 days after the end of each month. The schedule shall be published on the Fund’s website at

www.growthandincomefund.com.  This information will remain on the website until new information for the next month is posted.  This information also is available by calling toll-free 1-855-601-3841.

The Fund may choose to make available its portfolio holdings to rating agencies such as Lipper, Morningstar or Bloomberg more frequently, on a confidential basis.

Compliance Service Provider

Northern Lights Compliance Services, LLC ("NLCS"), located at 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between NLCS and the Fund.

Administrator

Gemini Fund Services, LLC ("GFS"), located at 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 serves as the Fund's administrator, fund accountant and transfer agent pursuant to a fund services agreement between GFS and the Fund.

Legal Counsel

Thompson Hine LLP, 41 South High Street, 17th floor, Columbus, Ohio  43215, acts as legal counsel to the Fund.

Custodian

Union Bank, N.A. (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 350 California Street, San Francisco, California  94104.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.  BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, PA  19103.

FINANCIAL STATEMENTS

The Financial Statements and independent registered public accounting firm’s report thereon contained in the Fund’s annual report dated February 28, 2013, are incorporated by reference in this Statement of Additional Information.  The Fund’s annual report is available upon request, without charge, by calling the Fund toll-free at 1-855-601-3841.

APPENDIX A

Adviser and sub-adviser

PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING: RJL Capital Management, LLC

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company's board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

PROXY VOTING: First Allied Asset Management, Inc.

SUMMARY OF PROXY VOTING GUIDELINES

Decisions on voting of proxies for the securities in the portfolio will be made by First Allied Asset Management, Inc. unless the client otherwise specifically directs.

The Chief Operating Officer (COO) is the designated person responsible for monitoring corporate actions, making voting decisions, and for ensuring that proxies are submitted timely.

The CCO or designee will periodically monitor the voting of proxies and supervise the designated person. Proxies should be voted in the best economic interest of the client. However, the designated person can consider other factors by agreement with the client or to comply with statutory requirements. Conflicts could arise from time to time. In the event a conflict arises, First Allied Asset Management, Inc. will obtain the client's informed consent to vote the proxy in a specific manner. When seeking client consent, we will provide the client with sufficient information regarding the matter and the nature of the conflict to enable the client to make an informed decision.

There may be times when refraining from voting a proxy is in the client's best interest, such as when the cost of voting exceeds the expected benefit to the client. An example might be in casting a vote on a foreign security that may involve additional costs such as hiring an interpreter. The following guidelines summarize positions on various issues of concern to investors and give general indication as to how First Allied Asset Management, Inc. will vote shares on each issue:

Generally, First Allied Asset Management, Inc. will consider management initiatives and shareholder resolutions that are socially responsible and reduce a company's negative impact on the environment a case-by-case basis.

Generally, First Allied Asset Management, Inc. will support the authorization of additional common stock necessary to facilitate a stock split.

Generally, First Allied Asset Management, Inc. will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e., at times of layoff, wage freezes, etc.).

The adviser will consider on a case-by-case basis mergers and acquisitions.

PART C – Other Information

Item 25. Financial Statements and Exhibits

1. Financial Statements

Part A:

The financial highlights of the Registrant for the fiscal period ended February 28, 2013 are included in Part A of this registration statement in the section entitled “Financial Highlights.”.

Part B:

The Registrant’s audited Financial Statements and the notes thereto in the Registrant’s Annual Report to Shareholders for the fiscal period ended February 28, 2013, filed electronically with the Securities and Exchange Commission pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended, are incorporated by reference into Part B of this registration statement.

2. Exhibits

a.

(1) Amended Agreement and Declaration of Trust (filed herewith)

a.

(2) Certificate of Trust*

b.

By-Laws**

c.

Voting Trust Agreements: None

d.

Instruments Defining Rights of Security Holders. See Article III, "Shares" and Article V "Shareholders' Voting Powers and Meetings" of the Registrant's Agreement and Declaration of Trust. See also, Article 12, "Meetings" of shareholders of the Registrant's By-Laws.

e.

Dividend reinvestment plan: None.

f.

Rights of subsidiaries long-term debt holders: Not applicable.

g.

(1) Investment Advisory Agreement**

(2) Sub-Advisory Agreement ****

h.

(1) Underwriting Agreement dated as of November 10, 2012 (filed herewith)

(2) Shareholder Servicing Plan and Agreement**

(3) Selling Agreement Form**

i.

Bonus, profit sharing, pension and similar arrangements for Fund Trustees and Officers: None.

j.

Custodian Agreement**

k.

(1) Fund Services Agreement (Administration, Accounting and Transfer Agency)**

(2) Compliance Consulting Agreement**

(3) Expense Limitation Agreement**

l.

Opinion and Consent of Counsel

(1) Opinion of Counsel***

(2) Consent of Counsel (filed herewith)

m.

Non-resident Trustee Consent to Service of Process: Not applicable

n.

Consent of Independent Registered Public Accounting Firm ( filed herewith)

o.

Omitted Financial Statements: None

p.

Initial Capital Agreement**

q.

Model Retirement Plan: None

r.

(1) Code of Ethics-Fund**

(2) Code of Ethics-Adviser**

(3) Code of Ethics-sub-adviser**

(4) Code of Ethics-Principal Underwriter/Distributor**

s.

Powers of Attorney**

* Previously filed on June 15, 2011, as an exhibit to the Registrant's Registration Statement on Form N-2, and hereby incorporated by reference.

** Previously filed on November 16, 2011, as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, and hereby incorporated by reference.

*** Previously filed on March 1, 2012, as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2, and hereby incorporated by reference.

**** Previously filed on March 9, 2012, as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, and hereby incorporated by reference.

Item 26. Marketing Arrangements

Not Applicable.

Item 27. Other Expenses of Issuance and Distribution (estimated)

SEC Registration fees	$ 27,280
FINRA fees	$0
Legal fees	$ 10,000
Blue Sky fees	$ 1,000
Miscellaneous fees	$ 1,000
Printing	$1,000
Total	$ 40,280

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities as of May 29, 2013:

Title of Class Shares of Beneficial Ownership.	Number of Record Holders 1,516

Item 30. Indemnification

Reference is made to Article VIII Section 2 of the Registrant's Agreement and Declaration of Trust (the "Declaration of Trust"), filed as Exhibit (a)(2) hereto, and to Section 8 of the Registrant's Underwriting Agreement, to be filed as Exhibit (h)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Underwriting Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.  The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser and Sub-Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser or sub-adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser or sub-adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund." Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-72595), and is incorporated herein by reference.  Information as to the members and officers of the sub-adviser is included in its Form ADV as filed with the SEC (File No. 801-67188), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

Gemini Fund Services, LLC, the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at 80 Arkay Drive Suite 110, Hauppauge, New York  11788. The other required books and records are maintained by the Adviser at 13520 Evening Creek Drive N., Suite 300, San Diego, CA 92128; by the Custodian at 350 California Street, 6th Floor San Francisco, California  94104; and by the sub-adviser at 655 W. Broadway, 12th Floor, San Diego, CA 92101 and 6935 Flanders Drive, San Diego, CA 92121

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

2. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (a) (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. (b)  For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. (d) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use. (e) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

3. For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective. The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

4. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), the Registrant, the Multi-Strategy Growth & Income Fund, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 486(b) under the Securities Act and has duly caused this Registration Statement under the Securities Act and Post-Effective Amendment No. 6 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus and State of Ohio on the 31st day of May 2013 ..

THE MULTI-STRATEGY GROWTH & INCOME FUND

By:

/s/ Michael V. Wible

Name:

Michael V. Wible

Title:

Attorney-in-Fact*

*Pursuant to Powers of Attorney

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates.

Name	Title	Date
Mark J. Riedy **	Trustee	May 31, 2013
Ira J. Miller **	Trustee	May 31, 2013
John D. Frager **	Trustee	May 31, 2013
Raymond J. Lucia, Jr.**	Trustee, President and Principal Executive Officer	May 31, 2013
/s/ Stephanie Pimentel	Treasurer and Principal Financial Officer	May 30, 2013

**By:

/s/ Michael V. Wible     May 31, 2013

Michael V. Wible

**Attorney-in-Fact – Pursuant to Powers of Attorney.

EXHIBIT INDEX

Description	Exhibit Number
Amended Agreement and Declaration of Trust	99(a)(1)
Underwriting Agreement	99(h)(1)
Consent of Counsel	99(l)(2)
Consent of Independent Registered Public Accounting Firm	99(n)